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                                           EXHIBIT 99.01 - Officer Certification


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New Century Energies, Inc. Employees' Savings and Stock Ownership Plan for Bargaining Unit Employees and Former Non-Bargaining Unit Employees and New Century Energies, Inc. Employee Investment Plan for Bargaining Unit Employees and Former Non-Bargaining Unit Employees on Form 11-K for the year ended Dec. 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (Form 11-K), each of the undersigned officers of the Xcel Energy certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

(1) The Form 11-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of Xcel Energy as of the dates and for the periods expressed in the Form 11-K.

Date: June 30, 2003

                                  /s/ RICHARD C. KELLY
                                  ---------------------
                                  Richard C. Kelly
                                  Vice President and Chief Financial Officer,
                                  Chair, Pension Trust Administration Committee


                                  /s/ PARKER W. NEWCOMB
                                  ----------------------
                                  Parker W. Newcomb
                                  Vice President, Total Compensation and Human
                                  Resources Operations,
                                  Member, Pension Trust Administration Committee

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.








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